Capital management	12 Months Ended
Mar. 31, 2024
Disclosure of objectives, policies and processes for managing capital [abstract]
Capital management

40. Capital management

For the purpose of the Group’s capital management, capital includes issued capital, share premium and all other equity reserves attributable to the equity holders of the parent. The primary objective of the Group’s capital management is to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximise the shareholder’s value.

In order to achieve this overall objective, the Group’s capital management, amongst other things, aims to ensure that it meets financial covenants attached to its interest-bearing loans and borrowings that form part of its capital structure requirements. Breaches in the financial covenants would permit the bank to immediately call interest-bearing loans and borrowings.

There have been no breaches of the financial covenants of any interest-bearing loans and borrowing in the current period. During the financial year ended March 31, 2023, there was a breach of compliance with some of the debt covenants of the certain financing arrangement with the bank. Company’s subsidiaries’ factoring debt facility contains certain financial covenants relating to unencumbered cash and cash equivalents to be equal to 12 months trailing cash burn, positive net worth and total operating liabilities should not exceed twice tangible net worth. At March 31, 2023 there was a non-compliance in relation to one of the debt covenants, i.e. “total operating liabilities should not exceed twice tangible net worth”. By virtue of cross default provisions in other debt facilities which includes Non Convertible Debentures from Blacksoil and NP1 Capital, Unsecured loan from Mak Capital Fund, LP, Factoring facilities from IDFC First bank and Federal Bank availed by the Company and its subsidiaries, these facilities became payable on demand Refer to note 32. The Company’s subsidiaries secured a waiver from the lender in this respect subsequent to March 31, 2023 on May 17, 2023. Since the waivers in relation to the non-compliance of the debt covenants were received subsequent to end of reporting period, the debt facilities amounting to INR 219.1 million, which otherwise should have been classified as non-current, were classified as current at March 31, 2023.

The Group manages its capital structure and makes adjustments to it, in light of changes in economic conditions and the requirements of the financial covenants. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares. No changes were made in the objectives, policies or processes during the years ended March 31, 2024 and March 31, 2023.

	March 31,
	2023	2024
Borrowings (Note 32)	2,352,652	638,192
Less: cash and cash equivalents (Note 28)	(503,601)	(1,741,950)
Net debt	1,849,051	(1,103,758)

Share warrants (Note 36)	-	-
Equity	707,695	5,298,966
Total Equity	707,695	5,298,966

Gearing ratio (Net debt / total equity + net debt)	72.32%	(26.31)%

Yatra Online, Inc.

Notes to the consolidated financial statements

(Amount in INR thousands, except per share data and number of shares)